EXHIBIT 99.1

AMENDMENT NO. 5

to that certain

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 5 (this “Amendment”), dated as of August 30, 2012, is by and among CAI INTERNATIONAL, INC., a Delaware corporation (“CAI”), CONTAINER APPLICATIONS LIMITED, a corporation organized under the laws of Barbados (“CAL” and, together with CAI, the “Borrowers”, and each, individually, a “Borrower”), the Guarantors listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), BANK OF AMERICA, N.A., (“Bank of America”) and the other lending institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”), Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), and UNION BANK, N.A., as documentation agent for itself and the other Lenders (in such capacity, the “Documentation Agent”).  Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of September 25, 2007 (as amended by Amendment No. 1 dated as of February 26, 2008, Amendment No. 2 dated as of August 20, 2010, Amendment No. 3 dated as of June 27, 2011 and Amendment No. 4 dated as of April 10, 2012, as supplemented by those certain Notices Regarding Increase of Facility Amount and related documentation dated as of May 27, 2008, October 19, 2011 and January 25, 2012, as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers;

WHEREAS, the Borrowers, the Lenders and the Administrative Agent have agreed to increase the Total Commitments under the Credit Agreement to $495,000,000 and to increase the amount by which the Total Commitments under the Credit Agreement may be increased pursuant to §2.11 thereof to $675,000,000;

WHEREAS, in order to allocate the additional Commitments, certain of the Lenders have agreed to increase their Commitments under the Credit Agreement as more fully set forth below; and

WHEREAS, the Borrowers request that the Administrative Agent and the Lenders amend certain of the terms and provisions of the Credit Agreement as set forth herein subject to the conditions set forth below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.          Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in §4 below:

(a)           The Credit Agreement is hereby amended by deleting the last sentence of the definition of “Total Commitment” in §1.1 of the Credit Agreement and substituting the following new sentence in lieu thereof:  “The Total Commitment as of the Fifth Amendment Effective Date is $495,000,000.”

(b)           The Credit Agreement is hereby amended by adding the following new definition in §1.1 of the Credit Agreement in the appropriate alphabetical order:

Fifth Amendment Effective Date.  August 30, 2012.

(c)           The Credit Agreement is hereby amended by deleting the reference to (i) “$95,000,000 from and after the Fourth Amendment Effective Date” in §2.11.1 and inserting “$180,000,000 from and after the Fifth Amendment Effective Date” in lieu thereof and (ii) “$475,000,000” in §2.11.1 and substituting a reference to “$675,000,000” in lieu thereof.

(d)           The Credit Agreement is hereby amended by deleting the reference to “3.50:1.00” in §10.1 and inserting “3.75:1.00 in lieu thereof.

(e)           The Credit Agreement is hereby amended by deleting the reference to “3.50:1.00” in §10.3 and inserting “3.75:1.00” in lieu thereof.

(f)            The Credit Agreement is hereby amended by deleting the existing Schedule 1 to the Credit Agreement in its entirety and substituting in lieu thereof the new Schedule 1 to the Credit Agreement that is attached hereto as Annex A.

§2.          Representations and Warranties.  As of each Fifth Amendment Effective Date (as defined below), each of the Borrowers and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           Representations and Warranties in Credit Agreement.  The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct on such Fifth Amendment Effective Date.

(b)           Authority, Etc.  The execution and delivery by each of the Borrowers and the Guarantors of this Amendment and the performance by each of the Borrowers and the Guarantors of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Credit Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)           Enforceability of Obligations. The Amendment Documents, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

(d)           No Default.  Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

2

§3.	Affirmation of Borrowers and Guarantors.

(a)           Each Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Revolving Credit Loan, the Swing Line Loans, the Reimbursement Obligations and all other amounts due under the Revolving Credit Notes, the Letters of Credit, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein.  Each Borrower confirms and agrees that (i) the obligations of such Borrower to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term “Credit Agreement” in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

(b)           Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment.  Each such Guarantor hereby reaffirms its absolute and unconditional guaranty of the applicable Borrower’s payment and performance of its obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby.  Each Guarantor hereby confirms and agrees that all references to the term “Credit Agreement” in the Guaranty to which it is a party shall hereafter refer to the Credit Agreement as amended hereby.

§4.	Conditions to Effectiveness.

(a)           The amendments provided for in §§1(a), (b), (c) and (f) of this Amendment shall take effect upon the satisfaction of the following conditions precedent (such date, the “Initial Fifth Amendment Effective Date”):

(i)            the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent, and this Amendment shall be in full force and effect;

(ii)           the Administrative Agent shall have received a certificate of the authorized officer of each Borrower and each Guarantor dated as of the Initial Fifth Amendment Effective Date certifying as to (i) no amendments, modifications or supplements to the Governing Documents of any Borrower or Guarantor since the last delivery of such Governing Documents by such Loan Party to the Administrative Agent and that such Governing Documents are in full force and effect or attaching complete and certified copies of such Governing Documents including any amendments, modifications or supplements thereto (including certifications of such Governing Documents by the appropriate Governmental Authority of such Person’s jurisdiction of formation or organization), (ii) all corporate or other organizational actions taken by each of the Borrowers and Guarantors authorizing the execution, delivery, and performance of this Amendment and the other Amendment Documents and attaching copies of the board minutes and/or resolutions relating to such authorization and (iii) the names, titles, incumbency, and specimen signatures of the authorized officers of each of the Borrowers and the Guarantors authorized to sign this Amendment and the other Amendment Documents on behalf of such Person;

(iii)          the Administrative Agent shall have received an updated Schedule 1 (Lenders and Commitments) to the Credit Agreement (attached hereto as Annex A);

(iv)          the Administrative Agent shall have received any necessary amendments and/or revisions to the Barbados Security Documents which are required pursuant to the transactions contemplated by this Amendment;

3

(v)           there shall not have occurred (i) a Material Adverse Effect since December 31, 2011 or (ii) a material adverse change in the facts and information regarding the Borrowers and Guarantors represented to date to the Administrative Agent and the Lenders;

(vi)          the absence of any action, suit, investigation or proceeding pending, or to the knowledge of the Borrowers, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to (i) have a Material Adverse Effect on the business, assets, properties, liabilities (actual and contingent), operations, condition (financial or otherwise) or prospects of CAI and its Subsidiaries, taken as a whole, (ii) adversely affect the ability of either Borrower or any Guarantor to perform its obligations under the Loan Documents or (iii) adversely affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents; and

(vii)         the Borrowers shall have paid to the Lenders or the Administrative Agent, as appropriate, any and all fees due on or prior to the date hereof, together with the reasonable fees, expenses and disbursements of the Administrative Agent’s Special Counsel with respect to which the Borrowers have received invoices on or prior to the Initial Fifth Amendment Effective Date.

(b)          The amendments provided for in §§1(d) and (e) of this Amendment shall take effect upon the satisfaction of the following conditions precedent (such date, the “Additional Fifth Amendment Effective Date” and, together with the Initial Fifth Amendment Effective Date, each a “Fifth Amendment Effective Date”):

(i)            the Administrative Agent shall have received a duly executed (i) amendment to that certain Term Loan Agreement, dated as of December 20, 2010, by and among the Borrowers, the financial institutions signatory thereto as lenders and ING Bank, N.V., as administrative agent, (ii) amendment to that certain Term Loan Agreement, dated as of April 11, 2012, by and among CAL, the financial institutions signatory thereto as lenders and SunTrust Bank, as administrative agent, and (iii) amendment to that certain Revolving Credit Agreement, dated as of June 7, 2012, by and among CAI Rail, Inc., the financial institutions signatory thereto as lenders and Union Bank, N.A., as administrative agent, in each case, in form and substance satisfactory to the Administrative Agent.

§5.          Satisfaction of Conditions.  Without limiting the generality of the foregoing §4, for purposes of determining compliance with the conditions specified in §4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

4

§6.          Miscellaneous Provisions.  This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.  Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.  THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)).  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrowers hereby agree to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel).

[Remainder of this page intentionally left blank.]

5

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

CAI INTERNATIONAL, INC.

By:	/s/ Timothy B. Page
	Name:	Timothy B. Page
	Title:	Chief Financial Officer

CONTAINER APPLICATIONS LIMITED

By:	/s/ Timothy B. Page
	Name:	Timothy B. Page
	Title:	Chief Financial Officer

Guarantors:

SKY CONTAINER TRADING, INC.

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: President and Treasurer

CONTAINER APPLICATIONS INTERNATIONAL (U.K.) LIMITED

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CONTAINER APPLICATIONS INTERNATIONAL, LTD.

By:	/s/ Hiromitsu Ogawa
Name: Hiromitsu Ogawa
Title: Authorized Officer

CONTAINER APPLICATIONS (MALAYSIA) SDN BDH

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

SKY CONTAINER TRADING LIMITED

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CAI CONSENT SWEDEN AB

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CAI INTERNATIONAL GMBH

By:	/s/ Daniel James Hallahan
Name: Daniel James Hallahan
Title: Managing Director

Lenders and Administrative Agent:

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Erik Truette
Name: Erik Truette
Title: Assistant Vice President

BANK OF AMERICA, N.A., as Lender,
Swing Line Lender and L/C Issuer

By:	/s/ David Meehan
Name: David Meehan
Title: Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas A. Crandell
Name: Thomas A. Crandell
Title: Senior Vice President

UNION BANK, N.A., as a Lender

By:	/s/ Henry G. Montgomery
Name: Henry G. Montgomery
Title: Vice President

COMERICA BANK, as a Lender

By:	/s/ Carl R. Barkow
Name: Carl R. Barkow
Title: Vice President

ING BANK N.V., as a Lender

By:	/s/ Ben Dijkhuizen
Name: Ben Dijkhuizen
Title: Director

By:	/s/ J.J. Heuff
Name: J.J. Heuff
Title: Director

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Jerri A. Kallam
Name: Jerri A. Kallam
Title: Director

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Thomas C. Paton, Jr.
Name: Thomas C. Paton, Jr.
Title: Senior Vice President

BANK OF MONTREAL (CHICAGO BRANCH), as a Lender

By:	/s/ Robert Bomben
Name: Robert Bomben
Title: Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Robert J. Hurley
Name: Robert J. Hurley
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Brian R. Jones
Name: Brian R. Jones
Title: Vice President

DBS BANK LTD., LOS ANGELES AGENCY, as a Lender

By:	/s/ James McWalters
Name: James McWalters
Title: General Manager

Annex A

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage
BANK OF AMERICA, N.A. 100 Federal Street Boston, MA 02110 Telephone: (617) 434-8873 Telecopier: (804) 266-1129 Attn: David P. Meehan, Director	$80,000,000.00	16.161616162%
WELLS FARGO BANK, N.A. 420 Montgomery Street 9th Floor San Francisco, CA 94104 Telephone: (415) 396-5939 Telecopier: (415) 421-1352 Attn: Thomas Gloger, Vice President	$60,000,000.00	12.121212121%
UNION BANK, N.A. 200 Pringle Avenue, Suite 500 Walnut Creek, CA 94596 Telephone: (925) 947-2439 Telecopier: (925) 943-7442 Attn: J. William Bloore, VP	$60,000,000.00	12.121212121%
JPMORGAN CHASE BANK, N.A. 560 Mission Street, Floor 4 San Francisco, CA 94105 Telephone: (415)-315-3983 Telecopier: (415)-315-8385 E-mail: robert.hurley@chase.com Attn: Robert Hurley, Senior Vice President	$60,000,000.00	12.121212121%
ING BANK N.V. Structured Finance Bijlmerplein 888, 1102 MZ Amsterdam The Netherlands Telephone: 31-20-56-39103 Telecopier: 31-20-56-58210 Attn: Mark Bekker/Hilmar de Vries	$40,000,000.00	8.080808081%
KEYBANK, N.A. KeyBank, N.A. 575 Fifth Ave. 36th Fl. New York, NY 10017 Telephone: (212) 476-7452 Telecopier: (216) 370-5797 Attn: Joseph F. Markey, Managing Director	$35,000,000.00	7.070707071%
COMERICA BANK Two Embarcadero Center Suite 300 Comerica Bank San Francisco, CA 94111 Telephone: (415) 477-3271 Telecopier: (414) 791-8381 Attn: Carl R. Barkow, Vice President	$30,000,000.00	6.060606061%

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage
BANK OF MONTREAL (CHICAGO BRANCH) 115 West Monroe-19W Chicago, IL 60603 Telephone: (312) 461-7519 Telecopier: (312) 765-8353 Attn: Bob Bomben, Director	$30,000,000	6.060606061%
CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH 520 Madison Avenue New York, NY 10022 Telephone: (212) 715-4605 Telecopier: (212) 715-4535 Attn: Adrienne Molloy, Vice President	$25,000,000.00	5.050505051%
UNICREDIT BANK AG (F/K/A BAYERISCHE HYPO-UND VEREINSBANK AG) 6100FSO2 Maritime Logistics Alter Wall 22 20457 Hamburg Telephone: 49 - 40 - 3692 - 4392 Telecopier: 49 - 40 - 3692 - 2516 Attn: Diana Mueller, Credit Specialist	$25,000,000.00	5.050505051%
DBS BANK LTD., LOS ANGELES AGENCY 725 South Figueroa Street Suite 200 Los Angeles, CA 90017 Telephone: (213) 507-4365 Telecopier: (213) 627-0228 Attn: John Quick Senior Relationship Manager	$25,000,000.00	5.050505051%
CALIFORNIA BANK & TRUST 401 West Whittier Boulevard Suite 200 La Habra, CA 90631 Telephone: (650) 294-2025 Telecopier: (650) 294-2029 Attn: Thomas C. Paton	$15,000,000.00	3.030303030%
BRANCH BANKING AND TRUST COMPANY 200 W Second St. 16th Floor Winston Salem, NC 27101 Telephone: (336) 733-2723 Telecopier: (336) 733-2740 Attn: Brian Jones	$10,000,000.00	2.020202020%
TOTAL	$495,000,000.00	100.000000000%